Third Quarter 2015 Earnings Call November 5, 2015 Supplemental Slides Exhibit 99.2

Forward-looking Statements This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Summary - Third Quarter 2015 (1) In 3Q15, Amedisys generated significant y/y revenue, EBITDA and earnings growth Revenue up $26M, or 9% (7% in HH, 16% in hospice) Home health same store Medicare admissions up 4% Hospice same store admissions up 26% Adjusted EBITDA increased 11% to $26.4M (8.1% margin in 3Q; 9.0% YTD) Adjusted EPS up 21% to $0.34 per share Balance sheet continues to strengthen Free cash flow (2) of $29M in 3Q; $64M YTD Total debt outstanding of $100M and leverage ratio (3) of 0.9x Cash balance of $57M and net debt of $43M Investments to support volume growth, ICD-10 conversion and HCHB rollout Cost per visit increased from $85.47 to $87.54 Driven by incremental headcount additions and higher contractor usage, ICD-10 resources and health insurance and workers comp costs Final rule issued in home health; incrementally positive vs. proposed rule Value-based purchasing pilot favors high-quality providers

Summary Adjusted Financials (1)

Home Health Segment – Adjusted Financials and Operating Statistics (1) Quarterly Highlights Revenue growth of $16.2M, or 7% Same store admit growth in Medicare (+4%) and Non-Medicare (+21%) Strong emphasis on business mix (Medicare vs. Non-Medicare) Cost per visit increased $2.07 to $87.54 Anticipated increases from ICD-10 prep and headcount / contractor use to deal with growth Some higher than anticipated cost from higher health insurance and workers’ comp

Hospice Segment – Adjusted Financials and Operating Statistics (1) Quarterly Highlights Year-over-year revenue growth of $9.9M, or 16% Patient census at quarter end of 5,524, an increase of 23% over census at 12/31 Second straight quarter of double-digit same store admission growth Cost per day year-over-year decrease primarily driven by decrease in pharmacy costs

Infinity HomeCare Transaction

Infinity HomeCare cares for more than **14,000 patients per year**, has more than **600 employees** and generates approximately **$50 million in annual revenues and $6.4 million in last twelve months adjusted EBITDA**. The Company's 15 care centers in Florida average a strong **3.9 out of 5 Star** rating from the Home Health Compare website published by the Centers for Medicare & Medicaid Services (Medicare.gov)

Expanding our Ability to Care for Patients in Florida


Amedisys Locations
Infinity Locations
Amedisys Coverage
Infinity Coverage
Overlap Coverage

Infinity Home Care adds 15 locations in 8 of 11 Florida districts including 48 counties

Transaction Highlights

Financial

- Demonstrated consistent growth and profitability with strong payor mix (90+% Medicare)
- Project 2016 EPS accretion before transition costs of between $0.04 - $0.08
- All care centers operate on HomeCare HomeBase
- Consistent margins across operations

Clinical Quality

- Distinctive clinical programs with high star ratings and low hospital re-admission rates
- FL is VBP pilot state; opportunity for high quality providers

Growth Platform in Florida

- Combined company #3 in market share in FL
- Cover 83% of Medicare eligible population
- Long-tenured management team with significant market experience
- *Infinity represents the highest quality inorganic growth opportunity in Florida for Amedisys*

Amedisys
7

Adjusted EBITDA to Free Cash Flow Reconciliation S in Millions Q314 Q414 Q115 Q215 Q315 GAAP Net Income 8.4 9.1 (35.0) 10.6 8.4 Taxes 5.4 5.2 (21.6) 7.6 6.5 Interest 3.0 2.6 2.4 2.4 4.9 Depreciation and amortization 6.5 6.2 6.5 4.6 4.6 Adjustments 0.5 (0.2) 74.0 6.4 1.9 Adjusted EBITDA 23.8 22.9 26.4 31.7 26.4 Provision for doubtful accounts 4.2 3.0 3.0 2.8 3.6 Non-cash compensation, includes 401(k) match expense 3.3 3.9 4.2 3.8 4.2 Cash taxes (0.1) (0.1) 0.0 (0.4) (0.1) Cash interest (1.8) (2.8) (1.8) (1.8) (2.0) Other 5.0 13.1 (0.7) (6.8) (2.2) CFFO, before impact of operating assets and liabilities 34.4 40.0 31.1 29.3 29.9 DOJ settlement (35.0) Changes in operating assets and liabilities (9.1) (0.4) (16.6) 13.3 0.8 Cash Flow from Operations 25.3 4.6 14.5 42.6 30.7 Capital Expenditures (0.8) (2.1) (2.1) (14.6) (1.3) Required debt repayments (3.0) (3.0) (3.0) (3.0) 0.0 Free cash flow 21.5 (0.5) 9.4 25.0 29.4

Income Statement Adjustments (6) Income Statement $000s Line Item Q314 Q414 Q115 Q215 Q315 Exit and restructuring activity costs G&A, Salary and benefits 3,323 230 Exit and restructuring activity costs G&A, Non-cash compensation (644) (174) Inventory and Data Security Reporting G&A, Other 2,121 Wage and Hour litigation G&A, Other 8,000 Legal fees - Department of Justice matter G&A, Other 286 HCHB implementation G&A, Other 2,048 Asset impairment Asset impairment 899 75,193 2,075 Write off of deferred debt issuance cost / call premium payment Interest expense 488 3,212 Loss on disposal of inpatient facility Other, Miscellaneous, net 515 Life insurance proceeds Other, Miscellaneous, net (1,044) Partial claim recovery Other, Miscellaneous, net (818) (307) Legal settlement Other, Miscellaneous, net (1,113) (1,014) Unrealized gain on investment Other, Miscellaneous, net (1,412) (3,945) (1,379) Gain on sale of care centers Other, Miscellaneous, net (184) Total 1,003 (214) 74,040 6,427 5,100 EPS Impact $0.02 ($0.01) $1.37 $0.12 $0.09

Endnotes The financial results for the three-month periods ended September 30, 2014 and September 30, 2015 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the 8-K earnings release filed on November 4, 2015. Free cash flow defined as cash flow from operations less capital expenditures and required debt repayments. Free cash flow in 2014 includes impact of Department of Justice settlement. Leverage ratio defined as total debt outstanding divided by last twelve months adjusted EBITDA. Liquidity defined as the sum of cash balance and available revolving line of credit. Home health revenue broken out between traditional Medicare, other episodic payers (Non-Medicare episodic) and payers that reimburse us on a per-visit basis. Gross margin assumes reported cost per visit across each payor. The financial results for the three-month periods ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.